THE ADVISORS' INNER CIRCLE FUND II

                          KOPERNIK GLOBAL ALL-CAP FUND
                          KOPERNIK INTERNATIONAL FUND
                   (EACH, A "FUND" AND TOGETHER, THE "FUNDS")

                      SUPPLEMENT, DATED OCTOBER 24, 2016,
              TO THE FUNDS' SUMMARY PROSPECTUSES AND PROSPECTUS,
                            EACH DATED MARCH 1, 2016

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUSES AND PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION
                 WITH THE SUMMARY PROSPECTUSES AND PROSPECTUS.


1. In the "Principal Investment Strategies" section of the Kopernik Global All-Cap Fund Summary Prospectus, and the corresponding section of the Prospectus, the third sentence is hereby deleted and replaced with the following:

     The Fund will invest at least 40% of its net assets in securities of issuers located outside the U.S. and may invest up to 40% of its net assets in securities of issuers located in emerging or frontier markets, which the Adviser defines as countries other than those classified as developed by MSCI.

2. In the "Principal Investment Strategies" section of the Kopernik International Fund Summary Prospectus, and the corresponding section of the Prospectus, the fourth sentence is hereby deleted and replaced with the following:

     Investments in issuers located in emerging or frontier markets, which the Adviser defines as countries other than those classified as developed by MSCI, may comprise up to 50% of the Fund's net assets.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 KGI-SK-003-0100